FILE NO. 2-27539

    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 29, 2002
    ------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [ ]
     Pre-Effective Amendment No.                                             [ ]
                                  --
     Post-Effective Amendment No. 49                                         [x]
                                     and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No. 35                                                        [x]

                        (Check appropriate box or boxes)

                           ARMSTRONG ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

750 North St. Paul, LB 13, Suite 1300, Dallas, Texas                     75201
         (Address of Principal Executive Offices)                     (Zip Code)

Registrant's Telephone Number, including Area Code: (214) 720-9101

                                  C. K. Lawson
                                    President
                           Armstrong Associates, Inc.
                            750 North St. Paul, LB 13
                                   Suite 1300
                               Dallas, Texas 75201
                    (Name and Address for Agent for Service)

                                    ---------

Approximate Date of Proposed Public Offering: October 28, 2002

It is proposed that this filing will become effective (check appropriate box)
 X   immediately upon filing pursuant to paragraph (b)
---
     on (date) pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(i)
---
     on (date) pursuant to paragraph (a)(i)
---
     75 days after filing pursuant to paragraph (a)(ii)
---
     on October 28, 2002 pursuant to paragraph (a)(ii) of Rule 485.
---

If appropriate, check the following box:
     this post-effective amendment designates a new effective date for a previously filed post-effective amendment
---

                                    ---------

TITLE OF SECURITIES BEING REGISTERED ............ COMMON STOCK ($1.00 PAR VALUE)

                              CROSS REFERENCE SHEET

               BETWEEN ITEMS OF PART A OF FORM N-1A AND PROSPECTUS

Form N-1A Item                                          Location in Prospectus
--------------------------------------------------------------------------------

1.   Cover Pages .....................................  Front and Back Cover Pages

2.   Risk/Return Summary : Investments, ..............  Summary Information on Armstrong  Risks and
     Performance

3.   Risk/Return Summary : Fee Table .................  Fees and Expenses

4.   Investment Objectives, Principal ................  Investment Objective and Policies of
     Investment Strategies, and Related Risks           Armstrong, Discussion of Primary
                                                        Risks

5.   Management's Discussion  of  Fund ...............  Management's Discussion  of  Fund
     Performance                                        Performance For the 1999 Fiscal Year,
                                                        Graphs of Historical Performance and
                                                        Related Comments

6.   Management, Organization, and Capital ...........  Investment Management
     Structure

7.   Shareholder Information .........................  Pricing of Fund Shares, Information on the Purchase
                                                        and Redemption of Armstrong Shares, Dividends and
                                                        Capital Gains, Shareholders Services

8.   Distribution Arrangements .......................  *

9.   Financial Highlights Information ................  Condensed Financial Information

  BETWEEN ITEMS OF PART B OF FORM N-1A AND STATEMENT OF ADDITIONAL INFORMATION

                                                        Location in Statement
Form N-1A Item                                          of Additional Information
---------------------------------------------------------------------------------

10.  Cover Page and Table of Contents ................  Cover Page

11.  Fund History ....................................  Armstrong's History and
                                                        Classification

12.  Description of the Fund and its Investments .....  Armstrong's History and
     and Risks                                          Classification, Certain Fundamental
                                                        Restrictions on Investment Policy

13.  Management of the Fund ..........................  Management of Armstrong


14.  Control Persons and Principal ...................  Management of Armstrong
     Holders of Securities

15.  Investment Advisory and Other Services ..........  Investment Adviser

16.  Brokerage Allocation and Other Practices ........  Brokerage Allocation

17.  Capital Stock and Other Securities ..............  Description of Capital Stock


18.  Purchase, Redemption and Pricing of Shares ......  Pricing of Shares, Purchase of Shares, and
                                                        Redemption of Shares

19.  Taxation of the Fund ............................  Dividends and Federal Income Tax Information

20.  Underwriters ....................................  *

21.  Calculation of Performance Data .................  Calculation of Performance Data

22.  Financial Statements ............................  Financial Statements

-----------------------------
*    Inapplicable or negative

Inside Front Cover

ARMSTRONG ASSOCIATES, INC.

PROSPECTUS
OCTOBER 29, 2002

================================================================================
TABLE OF CONTENTS

Summary Information on Armstrong                                               1

Fees and Expenses                                                              2

What is a Mutual Fund                                                          2

Introduction to Armstrong Associates, Inc.                                     2

Who Should Invest                                                              3

Investment Objective and Policies of Armstrong                                 3

Discussion of Primary Risks                                                    4

Management Discussion of Fund Performance for the 2002 Fiscal Year             5

Graphs of Historical Performance and Related Comments                          6

Investment Management                                                          7

Pricing of Fund Shares                                                         7

Information on the Purchase and Redemption of Armstrong Shares                 8

Dividends, Capital Gains Distributions and Federal Tax Information             9

Shareholder Services                                                           9

Financial Highlights                                                     10 - 11

Purchase Application                                                          12

Instructions for Purchase Application                                         13

================================================================================
SUMMARY INFORMATION ON ARMSTRONG
================================================================================

INVESTMENT OBJECTIVE

The investment objective of the Fund is capital growth.

================================================================================

PRINCIPAL INVESTMENT STRATEGIES

Armstrong invests in common stocks which offer the prospect of growth in earnings and market value. Portfolio emphasis is on companies offering favorable long term investment opportunities. For investment flexibility, the Fund's portfolio can include investments in companies with market capitalization ranging from under $1 billion in market value to over $10 billion. High quality short-term debt investments, such as U.S. Treasury Bills, are used to provide portfolio liquidity and to reduce the Fund's exposure to equities in order to moderate market risk.

================================================================================

PRIMARY RISK OF INVESTING

The Fund's share price changes daily based on the value of its holdings. You can lose money by investing in the Fund because:

     o Equity markets and individual stocks are inherently volatile and prices fluctuate widely which results in MARKET RISK.

     o Selection of portfolio investments that are unsuccessful due to market timing or fundamental business reasons can result in STOCK SELECTION RISK

     o Varying the investment balance of the portfolio between equities and short-term debt can result in reduced portfolio equity exposure during up market cycles and excessive exposure during down markets resulting in PORTFOLIO BALANCE RISK.

Any and all of the above factors could result in Armstrong failing to achieve its objective of capital growth. The Fund's total return can be expected to fluctuate within a wide range, and stock value declines can continue for an extended period of time.

================================================================================
INFORMATION ON RISK/RETURN

The bar chart and table below provide an indication of the risk of investing in the Fund. The bar chart shows the Fund's performance in each calendar year over a ten-year period. The table shows how the Fund's average annual returns for one, five, and ten calendar years compare with those of a broad-based securities market index. It is important for you to know that:

     o    After-tax   returns  are  calculated  using  the  historical   highest
     individual federal marginal income tax rates and do not reflect the impact of state and local taxes; and

     o Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

     o Keep in mind that the Fund's past performance does not indicate how it will perform in the future, before and after taxes.

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

                          CALENDAR YEAR TOTAL RETURNS

                             1992            6.77%
                             1993           12.73%
                             1994            5.52%
                             1995           19.06%
                             1996            9.48%
                             1997           14.15%
                             1998           19.29%
                             1999           19.15%
                             2000            5.08%
                             2001           -8.40%

--------------------------------------------------------------------------------
Note:     o    2002  year-to-date  return is -14.65%  (December 31, 2001 through quarter ending June 29, 2002)
          o    Highest return for a quarter was +23.3%  (quarter ending December
               31, 1998) Lowest return for a quarter was -15.1%  (quarter ending
               September 30, 1998)

AVERAGE ANNUAL TOTAL RETURN
(for year ending 12/31/2001)                     1 Year     5 Years     10 Years
--------------------------------------------------------------------------------
Armstrong Associates, Inc. ...................
   Return before taxes .......................   -8.40%       9.32%       9.96%
   Return after taxes on distributions .......   -8.72%       8.05%       8.74%
   Return after taxes on distributions
      and sale of fund shares ................   -6.81%       6.96%       4.48%
Standard & Poor's 500(A)(D) ..................  -13.04%      10.80%      11.84%
Value Line Composite(B)(C)(D) ................   -6.08%       0.19%       4.55%

Notes:    A.   Standard  &  Poor's  500  is  a   capitalization-weighted   index
               comprised of 500 stocks.
          B.   Value  Line  Composite  Index is an  equally-weighted  average of approximately  1,700 stocks tracked by the Value Line  Investment
               Survey.
          C.   Price only, does not include dividend income.
          D.   The figures for the  Standard & Poor's and Value Line  Indexes do
               not reflect any deductions for fees, expenses or taxes.

================================================================================
FEES AND EXPENSES
================================================================================

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based upon those incurred in the fiscal year ended June 30, 2002.

================================================================================

SHAREHOLDER FEES (fees paid directly from your investment)
     Sales Charge (Load) Imposed on Purchases:                              None
     Deferred Sales Charge (Load):                                          None
     Sales Charge (Load) Imposed on Reinvested Dividends:                   None
     Redemption Fee:                                                        None

================================================================================

ANNUAL FUND OPERATING EXPENSES
     (expenses deducted from the Fund's assets)
     Management Expenses:                                                  0.80%
     12b-1 Distribution Fees:                                               None
     Other Expenses:                                                       0.41%
          TOTAL ANNUAL OPERATING EXPENSES:                                 1.21%

================================================================================

The following example is intended to help you compare the cost of investing in Armstrong with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund. This example assumes that the Fund provides a return of 5% per year, and that the operating expenses remain the same. The results apply whether or not you redeem your investment at the end of each period..

     1 YEAR              3 YEARS              5 YEARS              10 YEARS
--------------------------------------------------------------------------------
      $121                 $381                 $668                $1,521
--------------------------------------------------------------------------------

THIS  EXAMPLE  SHOULD  NOT  BE  CONSIDERED  TO  REPRESENT   ACTUAL  EXPENSES  OR
PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

================================================================================
WHAT IS A MUTUAL FUND
================================================================================

Briefly stated, a mutual fund combines money from investors and invests in a portfolio of securities selected in line with the particular investment objective of the fund. Investors own an interest in the portfolio, represented by the shares of the fund. In the case of a no-load fund, such as Armstrong Associates, Inc. fund shares are purchased and redeemed at net asset value, which means that no sales commissions are added to or deducted from the value of the fund shares on purchase or redemption.

================================================================================
INTRODUCTION TO ARMSTRONG ASSOCIATES, INC.
================================================================================

Armstrong Associates, Inc. ("Armstrong" or the "Fund") is a no-load, diversified, open-end mutual fund which offers investors a participation in a diversified portfolio of common stocks that is professionally managed with the objective of capital growth.

Investors in the Fund have an investment that is liquid. Fund shares can be purchased or redeemed at net asset value with no sales commissions. In addition to providing diversification, liquidity and professional management, the Fund provides the record keeping, brokerage commission negotiation and arranges for the safekeeping of securities, and the responsibilities involved with the day-to-day operation of a securities portfolio.

================================================================================
WHO SHOULD INVEST
================================================================================

The Fund is designed for long-term investors who are seeking the opportunity for higher long-term investment returns than the returns available through fixed income investments and who can accept the inherent market volatility associated with investments in common stocks selected for capital growth. While the Fund shares can be expected to fluctuate based on market conditions, Armstrong is not designed as a vehicle for playing short-term market swings. Dividend and interest income from Fund investments is incidental to the primary objective of capital growth.

================================================================================
INVESTMENT OBJECTIVE AND POLICIES OF ARMSTRONG
================================================================================

The investment objective of the Fund is capital growth. The Fund seeks to obtain its investment objective through emphasis on investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

The Fund normally invests in common stocks which offer strong long term growth potential and that are judged to be attractively valued relative to the market and to their prospects. Portfolio investments can include companies with market capitalizations ranging from under $1 billion (generally considered small-cap investments) to those companies with market capitalizations valued at over $10 billion (large-cap issues). Investments are selected through fundamental research on individual companies that take into consideration industry, economic, political and marketplace factors that are expected to play a role in the success of the investment. After purchase, investments are monitored closely to gauge actual developments versus expectations.

This fundamental approach to growth investments is not short term oriented and, as a result, the Fund's portfolio turnover ratio is usually relatively low. Nevertheless, the Fund may sell a security within a relatively short period of time if changes in investment prospects indicate sale would be advisable.

The general market environment and level of perceived valuation risk in the market as well as the availability of reasonably valued investment opportunities all play a role in decisions to adjust the Fund's exposure to common stocks. Short-term debt investments (typically U.S. government obligations or high grade commercial paper with a life to maturity at the time of acquisition of less than one year) are utilized to reduce portfolio exposure to equity markets as a mechanism to moderate market risk and to seek to capitalize on potential market declines. Over the past five years, as of the June 30 fiscal year-end, the portion of the portfolio invested in common stock ranged from a high of 98.15% to a low of 76.42%. The percentage of the Fund's portfolio invested in common stocks can be expected to continue to fluctuate in the future and may at any time be higher or lower than the historical range reported for the last five years.

The investment objective of the Fund will not be changed unless authorized by a vote of the majority of the outstanding shares of the Fund. The policies and techniques used in seeking to attain the objective of the Fund may be changed without shareholder approval.

================================================================================
DISCUSSION OF PRIMARY RISKS
================================================================================

MARKET RISK
     Armstrong is managed with the objective of capital growth. Dividend income is incidental to the primary objective. Common stocks, the primary investment vehicle of the Fund, have a high level of price volatility that results in broad swings in the price level of individual stocks and equity markets. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. These fluctuations have a direct impact on Armstrong's per share price and the total return to shareholders.

================================================================================

STOCK SELECTION RISK
     The Fund's portfolio at any time will hold a relatively limited number of stock issues when compared to the market overall. In addition, most broad market indices are market-value weighted, giving large-cap stocks included in an index a disproportionate impact on the overall performance of the index. Importantly, Fund portfolio investments are selected based on the investment prospects seen over a time horizon of from one to three years resulting in a timing risk between year-to-year market results and the timing of the investments returns expected to be seen for individual stocks investments. These factors can result in the Fund underperforming specific broad market indices as well as other funds with similar investment objectives.

================================================================================

PORTFOLIO BALANCE RISK
     The Fund invests in high quality short term debt in varying amounts when a reduced level of exposure to equity investments is desired to lower market risk and to enhance portfolio liquidity for market timing purposes. The use of short term debt in the Fund portfolio can restrain asset growth in periods of rising markets and cushion asset declines in negative markets.

Any of the above factors could result in Armstrong failing to achieve its objective of capital growth. The Fund's total return can be expected to fluctuate within a wide range, so an investor could lose money with an investment in Armstrong.

================================================================================
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE FOR THE 2002 FISCAL YEAR
================================================================================

The 12 month period ending in June 30, 2002 was one for the history books. The fiscal year started in a reasonably positive manner with both the stock market and the U.S. economy recovering from the effects of the 2000 market collapse. In short order things changed and investors were faced with the 9/11 tragedy, a declared war on terrorism and the Enron/ Arthur Anderson scandal. Together these events radically changed the equity investment environment from moderately positive to quite negative.

Reflecting the uncertainty and pessimism that became prevalent, Armstrong's shares, assuming reinvestment of dividends, declined -15.85% for the 12 months ending June 30, 2002. In comparison, the capitalization-weighted Standard & Poor's 500 Index had a price decline of -19.16% while the equally-weighted Value Line Composite Index, reflecting approximately 1,700 issues, declined -18.89%.

Armstrong's portfolio holdings in technology, media, and medically related shares accounted for the bulk of the years decline. Issues related to food and beverages, consumer spending and aerospace had more positive returns. Cash reserves averaged approximately 14.47% during the year and helped cushion the impact of the declining market environment.

================================================================================
GRAPHS OF HISTORICAL PERFORMANCE AND RELATED COMMENTS
================================================================================

The following graphs compare the change in value over the past ten and twenty-eight years of $10,000 invested in the Fund compared to the same investment over the same periods in the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500") and the Value Line Composite Index, which consists of approximately 1,700 issues (the "Value Line Index").

The graphs assume that investment in the Fund, which has never been managed to emulate any particular market index, was made at the Fund's net asset value at the beginning of the 10 and 28 year periods and reflect the net asset value of the investment at the end of each of the years indicated in the period with all dividends and distributions by the Fund reinvested. The S&P 500 is adjusted to reflect reinvestment of dividends paid by securities in the index. The Value Line Index reflects only changes in the prices of the securities included in the index and does not include dividend reinvestments.

The S&P 500 is a market value-weighted index and, as a result, companies with the largest market capitalizations have a disproportionate impact on the overall performance of the index. Stocks included in the Value Line Index are equally-weighted to reflect the average price change in the stocks included in the index.

================================================================================
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
ARMSTRONG ASSOCIATES, INC., THE S&P 500 INDEX AND THE VALUE LINE COMPOSITE INDEX
               FOR THE 10 YEARS AND 28 YEARS ENDING JUNE 30, 2002

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

--------------------------------
   AVERAGE ANNUAL TOTAL RETURN
  OF ARMSTRONG ASSOCIATES, INC.
FOR PERIODS ENDING JUNE 30, 2002

 1 YEAR     5 YEAR      10 YEAR
--------------------------------
-15.85%      3.04%       8.48%
--------------------------------

ARMSTRONG ASSOCIATES         $ 23,006.21
S&P 500 (COMPOSITE)          $ 29,492.42
VALUE LINE COMPOSITE         $ 13,167.04

--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

--------------------------------

  AVERAGE ANNUAL TOTAL RETURN
 OF ARMSTRONG ASSOCIATES, INC.
FOR PERIODS ENDING JUNE 30, 2002

           28 YEARS
--------------------------------
            11.95%
--------------------------------

ARMSTRONG ASSOCIATES         $248,978.66
S&P 500 (COMPOSITE)          $304,446.52
VALUE LINE COMPOSITE         $ 50,227.93

--------------------------------------------------------------------------------

Past performance is not predictive of future performance.
Data Source: Standard & Poor's Micropal, Inc.

================================================================================
INVESTMENT MANAGEMENT
================================================================================

INVESTMENT ADVISER
     The investments of the Fund are managed by Portfolios, Inc. Portfolios was incorporated in 1971 and is engaged in the business of providing investment management services to individual and institutional investors. As compensation for its investment management services to the Fund, Portfolios is paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets. Portfolios furnishes to the Fund, without additional charge, office space, local telephone service and utilities. All other expenses of the Fund's operations are the responsibility of the Fund.

     Portfolios also performs certain accounting services for the Fund under an administrative services agreement for which the Fund compensates Portfolios at a rate of $16,000 per year. In addition, Portfolios is the Fund's transfer agent. As the transfer agent Portfolios receives a fee of $8,400 per year from the Fund.

     Portfolio's address is 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. It is a wholly-owned subsidiary of Lawson Investments, Inc., a corporation controlled by C. K. Lawson whose business relates primarily to Portfolios.

PORTFOLIO MANAGER
     C. K. Lawson is the individual employed by Portfolios who is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Lawson has been primarily responsible for the management of the Fund's portfolio since the Adviser's formation in 1971. Mr. Lawson has been the President, Treasurer and a director of the Fund and Portfolios since 1971.

================================================================================
PRICING OF FUND SHARES
================================================================================

The purchase and redemption price of the Fund's shares is equal to the Fund's net asset value per share. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. The net asset value per share of the Fund is calculated following the close of trading on the New York Stock Exchange (usually 4:00 p.m., New York time) each day the Exchange is open for business. The Fund shares will not be priced on any days that the New York Stock Exchange does not open (weekends and national holidays).

================================================================================
INFORMATION ON THE PURCHASE AND REDEMPTION OF ARMSTRONG SHARES
================================================================================

HOW TO PURCHASE SHARES OF THE FUND

INITIAL INVESTMENTS
     To purchase shares of Armstrong for an account which does not currently own Armstrong shares, you should complete the Purchase Application on pages 14 and 15 and mail it together with a check made payable to Armstrong Associates, Inc., to the Fund at 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250. There is a $250 minimum on initial investments.

SUBSEQUENT INVESTMENTS
     To purchase additional shares for an existing Armstrong account, you should send a check made payable to Armstrong Associates, Inc., and include your Armstrong shareholder account name and number. Checks can be sent to Armstrong Associates, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250.

PURCHASE PRICE AND EFFECTIVE DATE
     Your shares will be priced at the net asset value per share next determined after your order and check have been received by the Fund. The Transfer Agent will mail confirmation of your purchase to your account address after receipt of your order and funds. The Fund reserves the right to refuse any order for the purchase of its shares.

STOCK CERTIFICATES
     Stock certificates for your shares will not be issued unless you request them. Certificates for fractional shares will not be issued. In order to facilitate redemptions and transfers, most shareholders elect not to receive certificates. If you lose your certificate, you will incur an insurance bond expense to replace it.

================================================================================
REDEMPTION OF FUND SHARES

IF A STOCK CERTIFICATE HAS NOT BEEN ISSUED
     If no certificate for your shares has been issued, redemption can normally be accomplished by your written request to the Fund with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

IF A STOCK CERTIFICATE HAS BEEN ISSUED
     You can redeem shares for which a certificate has been issued by written request to the Fund accompanied by the certificate representing the shares being redeemed properly endorsed for transfer with the appropriate shareholder signature guarantee. Under certain circumstances additional documentation may be required.

TIMING OF REDEMPTION
     Shares are redeemed at the net asset value next determined after the receipt of your written request for redemption accompanied by all necessary documentation properly completed.

DISTRIBUTION OF PROCEEDS
     Proceeds are normally mailed within four days of receipt of the written redemption request along with the proper documentation. Redemption proceeds will not be mailed, however, until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) associated with share purchases have cleared (which may take up to 15 calendar days from the purchase date). Proceeds are mailed to the shareholder's address of record unless specific written instructions are received from the shareholder to the contrary.

SIGNATURE GUARANTEES
     To ensure that you are the person who has authorized a redemption from your account, the Fund may require that the signatures of the appropriate persons signing or endorsing any redemption request or stock certificate be duly guaranteed by a commercial bank, a member firm of a national securities exchange or another eligible guarantor institution.

TRANSACTIONS THROUGH BROKERS
     Investors who purchase or redeem shares of the Fund through broker-dealers may be subject to service fees imposed by them with respect to the services they provide. The Fund has no control over or involvement with any charges which any broker-dealer may impose. There are no fees charged by the Fund if shares are purchased or redeemed directly from the Fund.

================================================================================
DIVIDENDS, CAPITAL GAINS DISTRIBUTION AND FEDERAL TAX INFORMATION
================================================================================

Armstrong earns income from dividends and interest on its investments. The Fund also realizes capital gains or losses from the sale of securities. It is the policy of the Fund to distribute substantially all of its net income and net capital gains each year. These distributions ordinarily will be taxable, although shareholders not subject to Federal income tax will not be required to pay taxes on distributions from the Fund. Information as to the Federal income tax status of dividends and distributions will be mailed annually to each shareholder.

The Fund intends to continue to qualify for treatment as a "regulated investment company" under Federal tax law. By so qualifying, the Fund will not be liable for Federal income taxes on the net income and net capital gains distributed to shareholders which results in a higher level of net income and net capital gains available for distribution.

Unless you elect otherwise, dividends and capital gains distributions will be reinvested. They will be paid to you in the form of additional shares of the Fund which will be credited to your account.

================================================================================
SHAREHOLDER SERVICES
================================================================================

SYSTEMATIC CASH WITHDRAWAL PLAN
     A shareholder may establish a systematic cash withdrawal plan under which the Fund's transfer agent, acting as the shareholder's agent, will hold all of his shares of the Fund and redeem sufficient shares to send regular monthly payments to him in any designated amount (not less than $50). Additional information regarding the Systematic Cash Withdrawal Plan may be obtained from the Fund.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")
     The Fund offers a prototype tax-sheltered IRA retirement plan for investments in shares of the Fund. Anyone interested in establishing an IRA should request further information, including copies of the plan documents and more detailed descriptions of the plan, from the Fund.

================================================================================
                              FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights table is intended to help you understand the Fund's financial performance for the past 28 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Grant Thornton L.L.P., beginning with the year ended June 30, 1992, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information which is available upon request. The information for years prior to 1992 has been audited by other independent auditors.

Condensed Financial Information

Selected per Share Data and Ratios

                                    2002        2001        2000        1999        1998        1997        1996        1995
                                  --------    --------    --------    --------    --------    --------    --------    --------
Net asset value,
   beginning of year              $  12.56    $  15.70    $  13.53    $  12.14    $  11.61    $  10.45    $   9.70    $   8.19

Income (loss) from
   investment operations
      Net investment
         income (loss)                (.05)        .05         .01        (.01)        .03         .06         .05         .02
      Net realized and
         unrealized gains
         (losses)on investments      (1.92)      (2.00)       2.64        1.89        1.38        1.64        1.10        2.12
                                  --------    --------    --------    --------    --------    --------    --------    --------

      Total from investment          (1.97)      (1.95)       2.65        1.88        1.41        1.70        1.15        2.14
         operations
Less distributions
   Dividends from net
      investment income                .05          --          --         .04         .05         .07         .02         .04
   Distributions from net
      realized gains                  0.11        1.19         .48         .45         .83         .47         .38         .59
                                  --------    --------    --------    --------    --------    --------    --------    --------

Net asset value, end of year      $  10.43    $  12.56    $  15.70    $  13.53    $  12.14    $  11.61    $  10.45    $   9.70
                                  ========    ========    ========    ========    ========    ========    ========    ========

Total return                        (15.85)%    (12.99)%     20.38%      16.26%      13.31%      17.19%      12.09%      27.32%

Ratios/supplemental data
   Net assets, end of
      period (000's)                13,875      17,565      20,126      17,214      15,213      14,300      13,100      11,961

   Ratio of expenses to average
      net assets                       1.2         1.2         1.2         1.2         1.3         1.4         1.4         1.8
   Ratio of net investment
      income to
      average net assets                --          .4          .1         (.1)         .2          .5          .5          .2

   Portfolio turnover rate               8%          3%          3%          2%          7%          7%         19%         12%

                                    1994        1993        1992        1991        1990        1989        1988        1987
                                  --------    --------    --------    --------    --------    --------    --------    --------
Net asset value,
   beginning of year              $   8.26    $   7.08    $   6.87    $   7.38    $   7.74    $   7.17    $   9.66    $   8.72

Income (loss) from
   investment operations
      Net investment
         income (loss)                  --         .02         .06         .16         .23         .24         .09         .10
      Net realized and
         unrealized gains
         (losses)on investments        .10        1.19         .33        (.27)        .19         .67        (.53)       1.51
                                  --------    --------    --------    --------    --------    --------    --------    --------

      Total from investment            .10        1.21         .39        (.11)        .42         .91        (.44)       1.61
         operations
Less distributions
   Dividends from net
      investment income                 --         .02         .15         .23         .24         .11         .14         .16
   Distributions from net
      realized gains                   .17         .01         .03         .17         .54         .23        1.91         .51
                                  --------    --------    --------    --------    --------    --------    --------    --------

Net asset value, end of year      $   8.19    $   8.26    $   7.08    $   6.87    $   7.38    $   7.74    $   7.17    $   9.66
                                  ========    ========    ========    ========    ========    ========    ========    ========

Total return                          1.13%      17.12%       5.79%       (.92)%      5.93%      13.23%      (6.27)%     20.00%

Ratios/supplemental data
   Net assets, end of
      period (000's)                 9,255       9,680       9,366       9,228       9,770       9,887      10,435      12,294

   Ratio of expenses to average
      net assets                       1.8         1.8         1.9         1.9         1.8         1.9         2.0         1.7
   Ratio of net investment
      income to
      average net assets                --          .2          .8         2.3         2.9         3.0         1.3         1.0

   Portfolio turnover rate              15%         17%         35%         24%         44%         46%         20%         51%

                                    1986        1985        1984        1983        1982        1981        1980        1979
                                  --------    --------    --------    --------    --------    --------    --------    --------
Net asset value,
   beginning of year              $   7.65    $   7.29    $  10.22    $   7.10    $   9.37    $   7.74    $   7.06    $   6.50

Income (loss) from
   investment operations
      Net investment
         income (loss)                 .14         .24         .16         .21         .41         .24         .23         .16
      Net realized and
         unrealized gains
         (losses)on investments       1.17        1.02       (2.51)       3.72       (1.28)       2.62        1.40         .84
                                  --------    --------    --------    --------    --------    --------    --------    --------

      Total from investment           1.31        1.26       (2.35)       3.93        (.87)       2.86        1.63        1.00
         operations
Less distributions
   Dividends from net
      investment income                .24         .14         .20         .43         .19         .23         .13         .11
   Distributions from net
      realized gains                    --         .76         .38         .38        1.21        1.00         .82         .33
                                  --------    --------    --------    --------    --------    --------    --------    --------

Net asset value, end of year      $   8.72    $   7.65    $   7.29    $  10.22    $   7.10    $   9.37    $   7.74    $   7.06
                                  ========    ========    ========    ========    ========    ========    ========    ========

Total return                         17.80%      19.10%     (24.01)%     61.27%      (9.87)%     38.04%      24.08%      15.17%

Ratios/supplemental data
   Net assets, end of
      period (000's)                11,714      10,957       9,788      12,869       7,669       8,277       5,777       4,538

   Ratio of expenses to average
      net assets                       1.6         1.7         1.6         1.6         1.7         1.5         1.6         1.5
   Ratio of net investment
      income to
      average net assets               1.6         3.1         1.9         2.4         5.6         2.7         3.2         2.3

   Portfolio turnover rate              54%         53%         96%         59%         34%         60%        131%         97%

                                    1978        1977        1976        1975
                                  --------    --------    --------    --------
Net asset value,
   beginning of year              $   5.68    $   5.30    $   3.81    $   2.74

Income (loss) from
   investment operations
      Net investment
         income (loss)                 .08         .04         .03         .07
      Net realized and
         unrealized gains
         (losses)on investments        .78         .38        1.53        1.04
                                  --------    --------    --------    --------

      Total from investment            .86         .42        1.56        1.11
         operations
Less distributions
   Dividends from net
      investment income                .04         .04         .07         .04
   Distributions from net
      realized gains                    --          --          --          --
                                  --------    --------    --------    --------

Net asset value, end of year      $   6.50    $   5.68    $   5.30    $   3.81
                                  ========    ========    ========    ========

Total return                         15.31%       8.05%      42.06%      41.46%

Ratios/supplemental data
   Net assets, end of
      period (000's)                 3,886       3,649       3,785       2,892

   Ratio of expenses to average
      net assets                       1.5         1.5         1.5         1.5
   Ratio of net investment
      income to
      average net assets               1.6         1.9          .8         2.7

   Portfolio turnover rate             151%        113%        113%        210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b)  The  Fund  had  no  senior   securities  or  outstanding  debt  during  the
     twenty-eight-year period ended June 30, 2002.


================================================================================
PURCHASE APPLICATION  See page 15 for instructions
================================================================================

TO OPEN ACCOUNT

My check for $___________ (minimum $250 on initial investment) made payable to Armstrong Associates, Inc. is enclosed to purchase shares of Armstrong Associates, Inc. at the net asset value applicable when my order is received and accepted.

================================================================================
REGISTRATION
Please   register   my  shares  as  follows   (see  page  15  for   registration
instructions):


--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mailing Address  (If P.O. Box, a street address is also necessary)

--------------------------------------------------------------------------------
Street Address

--------------------------------------------------------------------------------
City                                            State                 ZIP

--------------------------------------------------------------------------------
Home Telephone (including area code)

--------------------------------------------------------------------------------
Business Telephone (including area code)

--------------------------------------------------------------------------------
Citizenship of Owner:    U.S Citizen     Resident Alien     Non-resident Alien

--------------------------------------------------------------------------------
Country of Residence (for non-resident alien)

--------------------------------------------------------------------------------
SOCIAL SECURITY OR TAX IDENTIFICATION NUMBER

================================================================================
DIVIDEND REINVESTMENT

_____Reinvest all my dividends and capital gains distributions in full and fractional shares.

_____Reinvest all my capital gains distributions in full and fractional shares but send my dividends to me in cash.

_____Remit all dividends and distributions to me in cash.

================================================================================
STOCK CERTIFICATES

All shares purchased will be credited to the shareholder's account at the Fund. A certificate for any number of full shares in the account may be obtained at any time by written request to the Fund. No fractional shares will be issued.

================================================================================
SIGNATURE INFORMATION
     Your signature should correspond to the name used in registration. If there are co-owners, both must sign.

================================================================================
CERTIFICATION AND ACKNOWLEDGEMENT

     I acknowledge that I have received a copy of the current prospectus of Armstrong Associates, Inc.

     I CERTIFY, UNDER PENALTIES OF PERJURY, THAT THE TAX IDENTIFICATION/SOCIAL SECURITY NUMBER GIVEN ABOVE IS CORRECT AND I AM NOT SUBJECT TO BACK-UP WITHHOLDING (SEE PAGE 15).

     THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.


-----------------------------------        -------------------------------------
Signature of applicant                     Signature of co-owner (if applicable)

-----------------------------------
Date

================================================================================
INSTRUCTIONS FOR PURCHASE APPLICATION

INSTRUCTIONS FOR OPENING ACCOUNT

     Complete the Purchase Application on page 14 and mail it, together with your check made payable to Armstrong Associates, Inc., to:

                           Armstrong Associates, Inc.
                           750 N. St. Paul, LB 13,
                           Suite 1300
                           Dallas, Texas 75201-3250

Call Armstrong at (214) 720-9101 if you have any questions on completing the Purchase Application.

DO NOT USE THE PURCHASE APPLICATION ON PAGE 14 TO OPEN AN IRA ACCOUNT. APPROPRIATE FORMS FOR AN IRA ARE AVAILABLE ON REQUEST.

REGISTRATION INSTRUCTIONS (Purchase by one individual)
State applicant's full name. A married woman must use her own given name.
Example: Jane S. Jones (NOT Mrs. John R. Jones)

================================================================================

JOINT REGISTRANTS

     1. Joint tenants with rights of survivorship and not as tenants in common. When two persons register shares jointly with the desire that the survivor receive total holdings on the death of the other, shares should be registered in this manner. Example: "John R. Jones and Jane S. Jones, JT.TEN.WROS."

     2. Tenants in Common. Where each registrant wants his position to go to his estate in the event of his death, shares should be registered in this manner. Example: "John R. Jones and Jane S. Jones, ATIC."

     Joint tenants with rights of survivorship will be assumed if shares are registered jointly and no specification is made.

================================================================================

CUSTODIAN FOR A MINOR

     The following form of registration should be used: "Robert Smith (one adult only) as custodian for Nancy Smith (one minor only) under (state of residence of minor) Uniform Gifts to Minors Act." The tax identification number provided should be that of the minor.

================================================================================

PARTNERSHIPS

     Accounts may be registered in the name of a partnership. The application must be signed by a duly authorized partner.

================================================================================

CORPORATIONS

     Shares to be registered in the name of a corporation must be registered in the exact legal title of the organization and the application must be signed by a duly authorized officer.

================================================================================

BACKUP WITHHOLDING

     You are not subject to backup  withholding if the Internal  Revenue Service
     (a) has not notified you that you are subject to such withholding or (b) has notified you that you are no longer subject to such withholding. If you are subject to backup withholding, cross out the words "and that I am not subject to backup withholding" on page 14 (Purchase Application) above the signature, and the appropriate withholding instructions will be applied to your account.

================================================================================

INFORMATION ON ARMSTRONG
A NO-LOAD MUTUAL FUND

     Armstrong Associates, Inc. is a no-load mutual fund. There are no sales commissions charged by the Fund when you buy or redeem shares.

================================================================================

INVESTMENT OBJECTIVE

     Armstrong's investment objective is capital growth. The Fund seeks this objective through investments in common stocks and by varying the proportions of common stocks and short-term debt investments in its portfolio.

================================================================================

PROSPECTUS INFORMATION

     This Prospectus contains information an investor should know about the Fund before investing. Please retain it for future reference.

================================================================================

ADDITIONAL INFORMATION

Additional Information about the Fund's investments and operations is available in the Fund's annual and semi-annual shareowner reports. A Statement of Additional Information contains more details, and is incorporated in this Prospectus by reference.

These documents and other information are available upon request, without charge, by writing or calling collect:

          Armstrong Associates, Inc.
          750 N. St. Paul, LB 13
          Suite 1300
          Dallas, Texas 75201-3250
          (214) 720-9101
          (214) 871-8948 FAX

Information about the Fund, including the Statement of Addition Information, can be reviewed and copied at the SEC's Public Reference Room in Washington DC (call 800-SEC-0330 for information on how to use the Public Reference Room). Reports and other information about the Fund are also available at the SEC's website (http://www.sec.gov) and copies may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington DC 20549-6009. Armstrong's Investment Company Act file number is 811-1548.

================================================================================

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

================================================================================

                                                                     Rule 497(c)
                                                                File No. 2-27539

                           ARMSTRONG ASSOCIATES, INC.
                       750 N. St. Paul, LB 13, Suite 1300
                            Dallas, Texas 75201-3250
                                 (214) 720-9101
                              (214) 871-8948 (Fax)

                       STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund which has been filed with the Securities and Exchange Commission. The Prospectus can be obtained by writing or calling collect the Fund at the above telephone number or address.

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Armstrong's History and Classification ....................................    2

Certain Fundamental Restrictions on Investment Policy .....................    2

Information Concerning the Directors and Officers of
   Armstrong Associates, Inc...............................................    3

Director and Officer Compensation .........................................    4

Director Ownership of Fund Shares .........................................    5

Standing Director Committees of The Fund ..................................    6

Information on the Investment Adviser .....................................    7

Board Basis for Selection of Advisor ......................................    8

Code of Ethics ............................................................    9

Brokerage Allocation ...................................................... 9-10

Description of Capital Stock ..............................................   10

Pricing of Shares .........................................................   10

Purchase of Shares ........................................................   11

Redemption of Shares ......................................................   11

Calculation of Performance Data ...........................................   12

Dividends and Federal Income Tax Information ..............................   12

Other Information .........................................................   13

     Custodian ............................................................   13

     Transfer Agent .......................................................   13

     Independent Auditors .................................................   13

     Legal Counsel ........................................................   13

Financial Statements ......................................................   14

                              --------------------

The date of this Statement of Additional Information and the Prospectus is October 29, 2002.

                     ARMSTRONG'S HISTORY AND CLASSIFICATION

     The Fund was incorporated under Texas law in 1967. Since that time the Fund has been a diversified, open-end investment management company with the investment objective of capital growth.

              CERTAIN FUNDAMENTAL RESTRICTIONS ON INVESTMENT POLICY

     The Fund operates under certain restrictions on investment policy which are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of the Fund. Under these restrictions, the Fund cannot: (a) borrow money except for temporary purposes and then only in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; (b) issue senior securities; (c) invest in any real estate, but this limitation does not preclude an investment in the marketable securities of an issuer the business of which involves the purchase or sale of real estate or interests therein; (d) engage in the purchase or sale of any commodity or commodities futures contract; (e) make loans of its assets to other persons except through the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities; (f) purchase any securities on margin except such short-term credits that are necessary for the clearance of transactions, nor participate on a joint or joint and several basis in any trading account in securities; (g) make short sales of securities; (h) acquire more than 10% of any class of securities of any issuer; (i) invest in securities for the purpose of exercising control of management; (j) invest in securities of any other investment company; (k) underwrite the securities of other issuers or knowingly purchase securities of other issuers which are subject to contractual restrictions on resale or under circumstances where if the securities are later publicly offered or sold by the Fund, the Fund might be deemed to be an underwriter for the purpose of the Securities Act of 1933; (l) invest more than 15% of the value of its total assets in securities with a limited trading market; (m) invest more than 25% of its assets in any one industry; (n) write, purchase or sell puts, calls or combinations thereof; or
(o) with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of purchase in the securities of any one issuer.

                INFORMATION CONCERNING THE DIRECTORS AND OFFICERS
                          OF ARMSTRONG ASSOCIATES, INC.

The directors of Armstrong Associates have been elected by the fund's shareholders to oversee the fund's operation and insure that management's actions are in line with the objectives and limitations detailed in the fund's prospectus as well as in the best interests of the shareholders. Each director serves the fund until the fund's termination or the director's resignation, removal or retirement.

Armstrong is the only mutual fund managed by Portfolios, Inc., the fund's advisor. The mailing address of the directors and officers of the fund is 750 N. St. Paul, Dallas, TX. 75201. Additional information about the directors is in Armstrong's Statement of Additional Information, available without charge from the fund.

NAME AND                   POSITION WITH FUND        PRINCIPAL OCCUPATION(S)
DATE OF BIRTH              AND STARTING YEAR         DURING PAST 5 YEARS
-------------              -----------------         -------------------

Officers/Director
-----------------

C.K. Lawson                President,                President and Director,
September 14, 1936         Treasurer and Director    Portfolios,  Inc
                           1967.

Candace L. King            Vice President and        Vice President and
October 12, 1948           Secretary                 Secretary,
                           1973                      Portfolios, Inc.

Independent Directors
---------------------

Eugene P. Frenkel, M.D.    Director                  Professor of Internal
August 27, 1929            1981                      Medicine and Radiology,
                                                     Southwestern Medical School

Douglas W. Maclay          Director                  President, Maclay
November 29, 1927          1967                      Properties Company

R.H. Stewart Mitchell      Director                  Private Investor
March 14, 1930             1982

Cruger S. Ragland          Director                  Retired President,
August 7, 1933             1982                      Ragland Insurance
                                                     Agency, Inc.; Director,
                                                     Solar Kinetics Inc.

Ann D. Reed                Director                  Private Investor
September 6, 1933          1981

                        DIRECTOR AND OFFICER COMPENSATION

     All officers of the Fund are employees of the Adviser, and they receive no salary from the Fund. C. K. Lawson, President and a director of the Fund, and C.
L. King, Vice President and Secretary of the Fund, are officers of the Adviser and are compensated by the Adviser. The directors of the Fund who are not affiliated with the Adviser received fees for retainers and for attending Board of Directors meetings aggregating $10,200 during the fiscal year ended June 30, 2002. The compensation paid by the Fund to the Fund's directors for the fiscal year ended June 30, 2002 was as follows:

                               COMPENSATION TABLE

                                                                    AGGREGATE
                                                                    COMPENSATION
NAME                                  POSITION                      FROM FUND
----                                  --------                      ---------

Eugene P. Frenkel, M.D.               Director                      $2,200

Douglas W. Maclay                     Director                      $2,200

R. H. Stewart Mitchell, Jr.           Director                      $2,200

Cruger S. Ragland                     Director                      $2,200

Ann D. Reed                           Director                      $1,400

                        DIRECTOR OWNERSHIP OF FUND SHARES

     On August 1, 2002 the officers and directors named above, as a group, beneficially owned approximately 22.4% of the outstanding shares of the Fund, including approximately 8.8% beneficially owned by Mr. Mitchell and approximately 5.7% beneficially owned by Mr. Ragland. To the knowledge of the Fund, no other person beneficially owned 5% or more of its outstanding shares.

     The following table sets forth information describing the dollar range of shares beneficially owed by each director of Armstrong Associates, Inc. as of the end of the 2001 calendar year.

                     DOLLAR RANGE OF ARMSTRONG SHARES OWNED
                             AS OF DECEMBER 31, 2001

                                                   Dollar Range of
               Name                                Fund Shares Owned
               ----                                -----------------
               Eugene P. Frenkel                   Over $100,000
               C. K. Lawson                        Over $100,000
               Douglas W. Maclay                   $10,000 - $50,000
               R. H. Stewart Mitchell              Over $100,000
               Cruger Ragland                      Over $100,000
               Ann Reed                            Over $100,000

                    STANDING DIRECTOR COMMITTEES OF THE FUND

AUDIT COMMITTEE

     The Audit Committee members are Douglas W. Maclay (Chairman), R. H. Stewart Mitchell, Jr. and Cruger S. Ragland. The committee acts as liaison between the Independent Auditors (Auditors) of the Fund and the full Board of Directors (the Board) of the Fund. The function of the committee is oversight and the Auditors are accountable to the committee and the Board. The committee meets as necessary but at least annually. Committee responsibilities include reviewing the annual audit with the Auditors, meeting with the Auditors as needed and recommending the appointment of Auditors to the Board.

NOMINATING COMMITTEE

     The Nominating Committee members are Ann D. Reed (Chairman), Eugene P. Frenkel, M.D., and Douglas W. Maclay. The committee makes nomination as needed for Independent Directors for the Board of Directors. The committee meets as necessary. The committee will consider nominees to the Board made by fund shareholders. Such recommendations should be submitted in writing to the Secretary of the Armstrong Associates, Inc.

                      INFORMATION ON THE INVESTMENT ADVISER

     Since its organization in 1971, Portfolios, Inc. ("the Advisor") has been the investment adviser of the Fund. Pursuant to an investment advisory agreement dated October 30, 1981 (the "Advisory Agreement"), Portfolios manages the Fund's investments. The Advisory Agreement provides that, as compensation for its services, the Adviser will be paid monthly a fee at the annual rate of 0.8% of the Fund's average daily net assets for each fiscal year. The Adviser furnishes to the Fund, at the Adviser's expense, office space, local telephone service and utilities, and is responsible for the compensation of directors, officers and employees of the Fund who are interested persons of the Adviser. Expenses of the Fund not paid by the Adviser are borne by the Fund and include, but are not limited to, fees and expenses of the Fund's legal counsel, of its independent auditors and of its custodian and transfer agent, printing costs incurred by the Fund and compensation of directors who are not interested persons of Portfolios. Portfolios also performs for the Fund certain accounting services pursuant to an administrative services agreement dated October 25, 1985, for which the Fund compensates Portfolios at the rate of $16,000 per annum.

     The Advisory Agreement provides that Portfolios shall reimburse the Fund for all expenses (including the advisory and administrative fees but excluding interest, taxes, brokerage commissions and extraordinary charges such as litigation costs) incurred by the Fund with respect to any fiscal year in excess of the following percentages of its average daily net assets for the fiscal year: 2% of the first $10 million of average daily net assets; 1.5% of the next $20 million of average daily net assets; and 1% of the remaining average daily net assets. For the fiscal years ended June 30, 2000, 2001 and 2002, the Fund paid investment advisory fees of $141,472, $151,084, and $129,920 respectively.

     Effective January 1, 1995, Portfolios became the Fund's transfer agent, registrar, redemption agent and dividend disbursing agent. As the Transfer Agent the Adviser receives $700 per month, plus reimbursement for certain out of pocket expenses, including without limitation costs of forms, statements, envelopes, postage, shipping, telephone, insurance, legal fees and statement microfiche copies. Portfolios is a subagent with respect to certain record keeping and administrative services for certain individual retirement accounts, pursuant to an arrangement with The Union Bank of California, N. A. pursuant to which the bank acts as custodian for the individual retirement accounts and the Adviser pays the bank $7.50 per account, per year, which charge is passed through to the account holder without markup.

     Portfolios is engaged in the business of providing investment advisory and management services to individual and institutional investors. Lawson Investments, Inc., a corporation controlled by C. K. Lawson, owns all of the outstanding stock of the Adviser.

                     BOARD'S BASIS FOR SELECTION OF ADVISER

     The Board of Directors decision to renew Armstrong's investment advisory agreement with Portfolios, Inc. was based on a number of considerations with three factors particularly standing out as the basis for their decision. First, considering the requirements and objectives of the Fund's prospectus and the relative performance achieved for the shareholders, the Board felt that Portfolios had provided above average investment results. Secondly, the Board concluded that the administrative and transfer agent services that Portfolio provided Armstrong had been done efficiently and at reasonable cost. Thirdly, the Board believed that the management of Portfolios, having been directly involved with the management and administration of Armstrong for approximately 35 years, provided an unusually high level of beneficial continuity between the Fund and its shareholders.

                                 CODE OF ETHICS

     The Fund and its Adviser, Portfolios, Inc, have adopted a Code of Ethics (the Code) that covers applicable personnel of the Fund and the Adviser. Within specific guidelines, restrictions, and procedures and after receiving prior management approval, the Code permits subject personnel to invest in securities covered by the Code for their own accounts, including securities that may be purchased or held by the Fund. Securities not covered by the Code include open-ended mutual funds, U.S. Treasury securities and certain money market instruments. The Code is on public file with, and is available from, the Securities and Exchange Commission.

                              BROKERAGE ALLOCATION

     In the allocation of brokerage, it is the Fund's policy to seek the best price and execution. The Fund, however, does not consider that this objective is served by seeking the lowest commission rates available. It gives preference, and may pay higher commission rates, to brokers that, in addition to having the capability of obtaining the best price for the security itself and of executing the order with speed, efficiency and confidentiality, also provide research and statistical and similar information and services ("Research") to Portfolios, Inc. Subject to the Fund's policy to normally effect its principal transactions with principal market makers, the Fund may effect principal transactions with dealers that provide Research to the Fund. Research furnished by brokers through whom the Fund effects securities transactions includes written reports analyzing economic and financial characteristics of industries and companies and telephone communications with securities analysts and others, and is used by the Adviser in servicing all of its accounts, although not all of the Research is used by the Adviser in connection with the Fund. There is no reduction in the fees paid to the Adviser as a consequence of its receipt of such Research.

     The Adviser selects the brokers through whom the Fund's securities transactions are executed and negotiates the commission rates for all brokerage transactions on national securities exchanges. The amount of the brokerage commission is typically negotiated after the completion of the transaction. The Adviser, however, must determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage services and Research provided by the broker, viewed in terms of either the particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. In fiscal 2002 all of the Fund's brokerage commissions were paid to brokers that supplied Research to the Adviser. Neither the Fund nor the Adviser has any agreement or understanding, or any internal allocation arrangement, to direct any of the Fund's brokerage transactions to any particular broker because of Research provided.

     Subject to the policy of seeking best price and execution, brokerage commissions for the execution of portfolio transactions may be paid to brokers that have affiliated persons in common with the Adviser, but no brokerage commissions were paid to such persons during the three years ended June 30, 2002. Sales of Fund shares may be a factor considered in the selection of brokers to execute portfolio transactions.

     For the fiscal years ended June 30, 2000, 2001, and 2002 the Fund paid aggregate brokerage commissions of $6,500, $8,686, and $8,852 respectively. Year-to-year fluctuations in the aggregate levels of brokerage commissions are attributable primarily to fluctuations in the volume of portfolio brokerage transactions as a result of changing market conditions.

                          DESCRIPTION OF CAPITAL STOCK

     Armstrong has authorized capital of 6,000,000 shares of common stock, par value of $1 per share. Each share outstanding is entitled to one vote at all meetings of shareholders (cumulative voting is not permitted) and to share equally in dividends and other distributions and in the Fund's net assets on liquidation. Annual meetings of shareholders will not be held except as required by applicable law. Shares when issued will be fully paid and non-assessable, will have no preemptive rights and will be redeemable.

                                PRICING OF SHARES

     The public offering price of the Fund's shares is equal to the Fund's net asset value per share. The entire offering price from the sale of the Fund's shares accrues to the Fund.

     The net asset value of the Fund's shares is determined following the close of trading of the New York Stock Exchange on each day on which the Exchange is open for business. The Fund's net asset value will not be computed on weekends and national holidays when the New York Stock Exchange is closed. The Fund determines its net asset value per share by subtracting the Fund's liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received and dividends "ex" but not paid) and dividing the result by the total number of shares outstanding. A security quoted on the New York Stock Exchange Composite Tape or on the NASDAQ National Market shall be valued at its last sale price as reported thereon prior to the time as of which assets are valued. A security not quoted on the New York Stock Exchange Composite Tape or the NASDAQ National Market shall be valued (i), in the case of an exchange listed security, at the last reported sale price on that exchange where it is quoted prior to the time as of which assets are valued and
(ii), in the case of securities which are not traded or did not trade on an exchange or for which over-the-counter last sale market quotations are not readily available, on the basis of the last current bid price prior to the time as of which assets are valued. When market quotations are not available or when restricted securities are being valued, the security shall be valued at the fair value determined in good faith by the Board of Directors of the Fund. In the event that the Fund should have other assets, they would be valued at fair value as determined in good faith by the Board of Directors.

                               PURCHASE OF SHARES

     The Fund continuously offers its shares directly to the public at the net asset value next computed after receipt of a check made payable to Armstrong Associates, Inc., or receipt of funds wired to the Funds custodian bank (See "Information on Purchase and Redemption of Fund Shares" in prospectus).

                              REDEMPTION OF SHARES

     The Fund will redeem shares from stockholders of record at the per share net asset value next determined after receipt of a written request that the shares be redeemed, together with proper documentation, as discussed under "Redemption of Fund Shares" in the Prospectus.

     As stated under "Redemption of Fund Shares - Signature Guarantees" in the Prospectus, the Fund may require the signature of the appropriate persons signing or endorsing any redemption request or stock certificate to be duly guaranteed by an eligible guarantor institution. "Eligible guarantor institutions," as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. A broker-dealer guaranteeing signatures must be a member of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guarantees. Signature guarantees will be accepted from any eligible guarantor institution which participates in a signature guarantee program. A notary public's signature acknowledgment will not be accepted as a substitute for such a signature guarantee.

     Payment for shares redeemed will be made by the Fund within four days of receipt of the written redemption request along with the proper documentation. Redemption of shares or payment may be suspended at times (a) when the New York Stock Exchange is closed, (b) when trading on the Exchange is restricted,
(c)when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits for the protection for the protection of investors. ANY DETERMINATION REGARDING WHEN TRADING ON THE NEW YORK STOCK EXCHANGE IS RESTRICTED FOR THE PURPOSE OF (b) ABOVE, OR WHETHER AN EMERGENCY REFERENCED IN (c) ABOVE EXISTS, WILL BE MADE BY THE SEC.

     Payment for shares redeemed may be made either in cash or in portfolio securities, or partly in cash and partly in portfolio securities. However, payments will be made wholly in cash unless the Board of Directors believes that market conditions exist which would make such a practice detrimental to the best interests of the Fund. If payments for shares redeemed are made wholly or partly in portfolio securities, the securities will be valued at the value used in calculating the value of the shares to be redeemed. Brokerage costs may be incurred by the investor in converting the securities to cash. In addition, the investor would be exposed to investment risks associated with the securities received and capital gain taxes could be incurred on the sale of the securities.

                         CALCULATION OF PERFORMANCE DATA

     From time-to-time the Fund may advertise its total return. Total return figures are based on historical performance results and are not intended to indicate future performance. The total return of the Fund refers to the average annual percentage rate of return over a specified period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment, assuming the reinvestment of all dividend and capital gains distributions. The Fund may also compute a total return for multi year and partial year periods computed in the same manner but without annualizing the total return.

     Quotations of average annual total return are expressed in terms of the average annual compounded rate of return of a hypothetical $10,000 investment in the Fund over various specified annual periods that end on the date of the most recent balance sheet in the Fund's registration statement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

P(1+T)n = ERV
Where:         P   = A hypothetical initial investment of $10,000
               T   = Average annual total return
               n   = Number of years
               ERV = Ending redeemable value of the hypothetical  $1,000 payment made at the beginning of the specified period at the end of the period (or fractional portion thereof).

The total return for the Fund will vary from period-to-period and no reported performance figure should be considered an indication of performance which may be expected in the future.

                     DIVIDENDS AND FEDERAL INCOME TAX STATUS

     The Fund has met the requirements for qualification as a regulated investment company under Subchapter M of the Internal Revenue Code since it commenced doing business as an investment company and intends to maintain such qualification. As a regulated investment company, the Fund is not taxed on its ordinary income or net capital gains to the extent distributed to shareholders. Distributions to shareholders ordinarily will be taxable, although shareholders not subject to federal income tax will not be required to pay taxes on distributions from the Fund. If the Fund failed to qualify under Subchapter M, the Fund would be taxable on its net ordinary income and net capital gains, thereby reducing the net ordinary income and net capital gains available for distribution to shareholders.

                                OTHER INFORMATION

     CUSTODIAN. The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111 is the custodian of the Fund's portfolio securities and custodian for the Fund's tax-sheltered retirement plans.

     TRANSFER AGENT. Portfolios, Inc., 750 N. St. Paul, LB 13, Suite 1300, Dallas, Texas 75201-3250 is the Fund's transfer agent and dividend disbursing agent.

     INDEPENDENT AUDITORS. Grant Thornton, L.L.P., 1717 Main Street, Suite 500, Dallas, Texas 75201, are independent auditors for the Fund. The statements of assets and liabilities and portfolio of investments in securities as of June 30, 2000 of the Fund, and the related statement of operations for the year then ended, the related statements of changes in net assets for each of the two years in the period then ended, and selected per share data and ratios for each of the five years in the period then ended, included in this Statement of Additional Information have been so included in reliance on the report of Grant Thornton, L.L.P., and upon the authority of said firm as experts in auditing and accounting.

     LEGAL COUNSEL. Jackson & Walker, L.L.P., 901 Main Street, Suite 6000, Dallas, Texas 75202-3797, are legal counsel to the Fund.

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS IN SECURITIES-- JUNE 30, 2002

-----------------------------------------------------------------------------------------------
                                                     Shares or
                                                     principal
                                                       amount          Cost        Market value
-----------------------------------------------------------------------------------------------
Common stock (88.3%)
Industry and issue
Aerospace (3.58%)
   The Boeing Company                                   5,000     $    293,580     $    225,000
   United Technologies Corporation                      4,000          254,750          271,600
-----------------------------------------------                   ------------     ------------
                                                                       548,330          496,600
-----------------------------------------------                   ------------     ------------

Broadcasting and Media (7.15%)
   AOL Time Warner, Inc.*                              30,000          208,193          441,300
   Clear Channel Communication                          6,000          267,650          192,120
   Omnicom                                              5,000          275,750          229,000
   Spanish Broadcasting                                13,000          120,290          130,000
-----------------------------------------------                   ------------     ------------
                                                                       871,883          992,420
-----------------------------------------------                   ------------     ------------

Chemicals and Related (9.25%)
   Avery Dennison Corp.                                15,000          211,200          941,250
   Praxair, Inc.                                        6,000          212,890          341,820
-----------------------------------------------                   ------------     ------------
                                                                       424,090        1,283,070
-----------------------------------------------                   ------------     ------------

Communications and Related (0.61%)
   Corning, Inc.                                       24,000          131,044           85,200
-----------------------------------------------                   ------------     ------------

Computer, Software and Related (5.87%)
   International Business Machines Corporation           5,00          249,675          360,000
   Oracle Systems Corporation*                         48,000           75,280          454,560
-----------------------------------------------                   ------------     ------------
                                                                       324,955          814,560
-----------------------------------------------                   ------------     ------------

Consumer Products (14.26%)
   Black & Decker Corporation                          10,000          216,760          482,000
   The Gillette Company                                 7,232          166,636          244,948
   Kimberly Clark Corporation                           6,000          230,820          372,000
   Wal-Mart Stores, Inc.                               16,000          196,800          880,160
-----------------------------------------------                   ------------     ------------
                                                                       811,016        1,979,108
-----------------------------------------------                   ------------     ------------

Educational Services (0.99%)
   DeVRY, Inc.*                                         6,000          132,660          137,040
-----------------------------------------------                   ------------     ------------

Environmental Services (5.08%)
   Ionics, Inc.*                                        8,000          186,800          194,000
   Waste Connection                                     8,000          241,040          249,920
   Waste Management, Inc.                              10,000          309,300          260,500
-----------------------------------------------                   ------------     ------------
                                                                       737,140          704,420
-----------------------------------------------                   ------------     ------------


Financial and Related (5.55%)
   Bank of America Corporation                          4,000          240,350          281,440
   Citigroup, Inc.                                      5,867          246,800          228,813
   Washington Mutual, Inc.                              7,000          262,220          259,770
-----------------------------------------------                   ------------     ------------
                                                                       749,370          770,023
-----------------------------------------------                   ------------     ------------

Food, Beverages and Related (9.90%)
   Kraft Foods                                         10,000          327,500          409,500
   Pepsico, Inc.                                       20,000          116,802          964,000
-----------------------------------------------                   ------------     ------------
                                                                       444,302        1,373,500
-----------------------------------------------                   ------------     ------------

Leisure Time (1.12%)
   Royal Caribbean Cruises Ltd                          8,000          203,564          156,000
-----------------------------------------------                   ------------     ------------

Medical and Related (17.87%)
   Abbott Laboratories                                 25,000          151,984          941,250
   AMGEN                                                6,000          243,090          251,280
   Medtronics, Inc.                                    20,000          190,438          857,000
   Pfizer, Inc.                                        12,284          170,000          429,940
-----------------------------------------------                   ------------     ------------
                                                                       755,512        2,479,470
-----------------------------------------------                   ------------     ------------

Office Supplies and Equipment (1.28%)
   Staples, Inc.*                                       9,000          175,875          177,300
-----------------------------------------------                   ------------     ------------

Restaurants (5.73%)
   Brinker International                               14,000          260,961          444,500
   Yum Brands, Inc.                                    12,000          137,197          351,000
-----------------------------------------------                   ------------     ------------
                                                                       398,158          795,500
-----------------------------------------------                   ------------     ------------

   Total common stocks                                               6,707,899       12,244,211
-----------------------------------------------                   ------------     ------------

Short-term debt (11.1%)
   U.S. Treasury bills, due July, August and
     September 2001                                 1,546,130     $  1,546,130     $  1,546,130
-----------------------------------------------                   ------------     ------------
   Total investment securities - 99.4%                            $  8,254,029     $ 13,790,341
-----------------------------------------------                   ------------     ------------
   Other assets less liabilities - 0.6%                                                  84,306
-----------------------------------------------                   ------------     ------------
   Net assets - 100.00%                                                            $ 13,874,647
-----------------------------------------------                   ------------     ------------

o    Non-income producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS-- YEAR ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME
      Interest                                                      $   152,819
      Dividends                                                          51,309
--------------------------------------------------                  -----------
                                                                        204,128
--------------------------------------------------                  -----------
   Operating expenses
      Investment advisory fees                        $   129,920
      Administrative fees                                  16,000
      Custodian fees                                        8,271
      Transfer agent fees                                   9,400
      Legal fees                                              308
      Accounting fees                                       9,871
      Registration fees, licenses and other                 2,621
      Reports and notices to shareholders                   8,287
      Directors' fees and expenses                         10,867
      Insurance expense                                     1,628       197,173
--------------------------------------------------    -----------   -----------
         Net investment income                                            6,955
--------------------------------------------------                  -----------
REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
   Realized losses
      Proceeds from sales                                             1,012,430
      Cost of securities sold                                         1,112,697
--------------------------------------------------                  -----------
         Net realized losses                                           (100,267)
--------------------------------------------------                  -----------
   Unrealized appreciation
      Beginning of year                                               8,084,061
      End of year                                                     5,536,312
--------------------------------------------------                  -----------
         Decrease in unrealized appreciation                         (2,547,749)
--------------------------------------------------                  -----------
         Net realized and unrealized losses
            on investments                                           (2,648,016)
--------------------------------------------------                  -----------
         Decrease in net assets from operations                     $(2,641,061)
--------------------------------------------------                  -----------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES-- JUNE 30, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
   (identified cost, $8,254,029)                                   $ 13,790,341
Cash                                                                     63,237
Dividends receivable                                                      4,600
Interest receivable                                                       1,809
Receivable from sales of capital stock                                   25,300
Prepaid expenses and other assets                                         1,677
---------------------------------------------------------------    ------------
                                                                     13,886,964
---------------------------------------------------------------    ------------
LIABILITIES:
Accrued expenses and other liabilities                                   12,317

---------------------------------------------------------------    ------------
NET ASSETS                                                         $ 13,874,647
---------------------------------------------------------------    ------------
NET ASSETS CONSIST OF
   Paid in capital                                                 $  8,448,540
   Undistributed net investment income                                    6,812
   Excess of accumulated distributions over
      net realized gains on investments                                (117,017)
   Net unrealized appreciation on investments                         5,536,312
---------------------------------------------------------------    ------------
Net assets applicable to 1,330,373 shares outstanding              $ 13,874,647
---------------------------------------------------------------    ------------
Net asset value per share                                          $      10.43
---------------------------------------------------------------    ------------

See accompanying notes to financial statements.

---------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS-- YEARS ENDED JUNE 30, 2002
---------------------------------------------------------------------------------------------------
                                                                           2002            2001
---------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                                              $      6,955    $     73,649
   Net realized gains (losses) on investments                             (100,267)        619,585
   Decrease in unrealized appreciation of investments                   (2,547,749)     (3,308,700)
      Net decrease in net assets resulting from operations              (2,641,061)     (2,615,466)
-------------------------------------------------------------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS
   Distributions paid from net investment income                           (69,483)             --
   Distributions paid from net realized gains                             (152,863)     (1,533,071)
Decrease in net assets resulting from distributions to shareholders       (222,346)     (1,533,071)
-------------------------------------------------------------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS
   Net proceeds from sale of capital stock                                 501,732         757,373
   Net asset value of shares issued as reinvestment of dividends           215,728       1,490,497
-------------------------------------------------------------------   ------------    ------------
                                                                           717,460       2,247,870
-------------------------------------------------------------------   ------------    ------------
Less cost of shares repurchased                                         (1,543,937)       (661,063)
-------------------------------------------------------------------   ------------    ------------
   Net increase (decrease) in net assets resulting
      from capital share transactions                                     (826,477)      1,586,807
   Total decrease in net assets                                         (3,689,884)     (2,561,730)
-------------------------------------------------------------------   ------------    ------------
NET ASSETS:
Beginning of year                                                       17,564,531      20,126,261
-------------------------------------------------------------------   ------------    ------------
End of year (Note)                                                    $ 13,874,647    $ 17,564,531
-------------------------------------------------------------------   ------------    ------------

Note: At June 30, 2002, accumulated distributions of net realized investment gains exceeded the net gains by $117,017. At June 30, 2001, undistributed net realized investment gains were $136,113. At June 30, 2002 and 2001, undistributed net investment income was $6,812 and $69,340, respectively.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS-- JUNE 30, 2002
--------------------------------------------------------------------------------

Note A-- Nature of Operations and Summary of Accounting Policies
A summary of the significant accounting policies consistently applied in the preparation of the accompanying financial statements follows:

Nature of Operations
Armstrong Associates, Inc. (the Company) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment management company.

Valuation of Securities
The Company's investments in common stocks traded on a national securities exchange or reported on the NASDAQ national market are carried at market value, which is determined by the last reported sales price on the day of valuation. Short-term debt securities are carried at cost which approximates market.

Investment Transactions and Investment Income
Investment transactions are recorded on a trade date basis, and realized gains and losses are calculated using the identified cost method. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note B -- Federal Income Taxes
As of June 30, 2002, the Company qualified and intends to continue to qualify each fiscal year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By qualifying, the Company will not be subject to federal income taxes to the extent that it distributes all of its taxable income for its fiscal year.

Note C -- Purchases and Sales of Securities
For the year ended June 30, 2002, purchases and sales of securities, excluding short-term debt securities, aggregated $1,537,580 and $1,012,430, respectively. The Company paid total brokerage commissions aggregating $8,852 in 2002 on purchases and sales of investment securities. All commissions were paid to unaffiliated broker-dealers.

Note D -- Investment Advisory, Transfer Agent and Administrative Fees
The Company has agreed to pay its investment adviser, Portfolios, Inc. (Portfolios), a fee of .80% per annum of the average net asset value of the Company. For the year ended June 30, 2002, investment advisory fees to Portfolios amounted to $129,920. In order to effectively limit the expenses of the Company, the adviser has agreed to reimburse the Company for all expenses (including the advisory fee but excluding brokerage commissions, taxes and interest and extraordinary charges such as litigation costs) incurred by the Company in any fiscal year in excess of 2% of the first $10 million of its average daily net assets for the fiscal year, 1.5% of the next $20 million of average daily net assets and 1% of the remainder. No reimbursements were required in 2002. Portfolios is the transfer agent for the Company. Applicable fees and expenses of $9,400 were incurred by the Company for the year ended June 30, 2002. In addition, under the terms of an administrative services agreement between Portfolios and the Company, Portfolios provides accounting services to the Company for an annual fee of $16,000 payable in equal monthly installments. At June 30, 2002, the Company owed Portfolios $11,573 in accrued fees.

Note E -- Capital Stock
On June 30, 2002, there were 6,000,000 shares of $1 par value capital stock authorized, and capital paid in was $8,448,574. Transactions in capital stock for the years ended June 30, 2002 and 2001 were as follows:

                                                            2002          2001
--------------------------------------------------------------------------------
Shares sold                                                42,298        54,070
Shares issued as reinvestment of dividends                 18,071       110,325
--------------------------------------------------      ---------     ---------
                                                           60,369       164,395
     Shares redeemed                                     (128,983)      (47,522)
--------------------------------------------------      ---------     ---------
          Net increase in shares outstanding              (68,614)      116,873
--------------------------------------------------      ---------     ---------

Note F -- Dividends
Distributions from net investment income during the year ended June 30, 2002 amounted to $.05 per share. There were no distributions from net investment income during the year ended June 30, 2001. Distributions from net realized gains paid during the years ended June 30, 2002 and 2001 amounted to $.11 and $1.19 per share, respectively.

--------------------------------------------------------------------------------
Condensed Financial Information
--------------------------------------------------------------------------------

Selected per Share Data and Ratios

                                     2002         2001         2000        1999         1998        1997        1996        1995
                                     ----         ----         ----        ----         ----        ----        ----        ----
Net asset value,
   beginning of year               $  12.56    $  15.70    $  13.53    $  12.14    $  11.61    $  10.45    $   9.70    $   8.19

Income (loss) from
   investment operations
      Net investment
         income (loss)                 (.05)        .05         .01        (.01)        .03         .06         .05         .02
      Net realized and
         unrealized gains
         (losses)on investments       (1.92)      (2.00)       2.64        1.89        1.38        1.64        1.10        2.12
                                   --------    --------    --------    --------    --------    --------    --------    --------

      Total from investment           (1.97)      (1.95)       2.65        1.88        1.41        1.70        1.15        2.14
         operations
Less distributions
   Dividends from net
      investment income                 .05          --          --         .04         .05         .07         .02         .04
   Distributions from net
      realized gains                   0.11        1.19         .48         .45         .83         .47         .38         .59
                                   --------    --------    --------    --------    --------    --------    --------    --------

Net asset value, end of year       $  10.43    $  12.56    $  15.70    $  13.53    $  12.14    $  11.61    $  10.45    $   9.70
                                   ========    ========    ========    ========    ========    ========    ========    ========

Total return                         (15.85)%    (12.99)%     20.38%      16.26%      13.31%      17.19%      12.09%      27.32%

Ratios/supplemental data
   Net assets, end of
      period (000's)                 13,875      17,565      20,126      17,214      15,213      14,300      13,100      11,961

   Ratio of expenses to average
      net assets                        1.2         1.2         1.2         1.2         1.3         1.4         1.4         1.8
   Ratio of net investment
      income to
      average net assets                 --          .4          .1         (.1)         .2          .5          .5          .2

   Portfolio turnover rate                8%          3%          3%          2%          7%          7%         19%         12%

                                     1994        1993        1992        1991        1990        1989        1988         1987
                                     ----        ----        ----        ----        ----        ----        ----         ----
Net asset value,
   beginning of year               $   8.26    $   7.08    $   6.87    $   7.38    $   7.74    $   7.17    $   9.66    $   8.72

Income (loss) from
   investment operations
      Net investment
         income (loss)                   --         .02         .06         .16         .23         .24         .09         .10
      Net realized and
         unrealized gains
         (losses)on investments         .10        1.19         .33        (.27)        .19         .67        (.53)       1.51
                                   --------    --------    --------    --------    --------    --------    --------    --------

      Total from investment             .10        1.21         .39        (.11)        .42         .91        (.44)       1.61
         operations
Less distributions
   Dividends from net
      investment income                  --         .02         .15         .23         .24         .11         .14         .16
   Distributions from net
      realized gains                    .17         .01         .03         .17         .54         .23        1.91         .51
                                   --------    --------    --------    --------    --------    --------    --------    --------

Net asset value, end of year       $   8.19    $   8.26    $   7.08    $   6.87    $   7.38    $   7.74    $   7.17    $   9.66
                                   ========    ========    ========    ========    ========    ========    ========    ========

Total return                           1.13%      17.12%       5.79%       (.92)%      5.93%      13.23%      (6.27)%     20.00%

Ratios/supplemental data
   Net assets, end of
      period (000's)                  9,255       9,680       9,366       9,228       9,770       9,887      10,435      12,294

   Ratio of expenses to average
      net assets                        1.8         1.8         1.9         1.9         1.8         1.9         2.0         1.7
   Ratio of net investment
      income to
      average net assets                 --          .2          .8         2.3         2.9         3.0         1.3         1.0

   Portfolio turnover rate               15%         17%         35%         24%         44%         46%         20%         51%

                                     1986        1985        1984        1983        1982        1981        1980        1979
                                     ----        ----        ----        ----        ----        ----        ----        ----
Net asset value,
   beginning of year               $   7.65    $   7.29    $  10.22    $   7.10    $   9.37    $   7.74    $   7.06    $   6.50

Income (loss) from
   investment operations
      Net investment
         income (loss)                  .14         .24         .16         .21         .41         .24         .23         .16
      Net realized and
         unrealized gains
         (losses)on investments        1.17        1.02       (2.51)       3.72       (1.28)       2.62        1.40         .84
                                   --------    --------    --------    --------    --------    --------    --------    --------

      Total from investment            1.31        1.26       (2.35)       3.93        (.87)       2.86        1.63        1.00
         operations
Less distributions
   Dividends from net
      investment income                 .24         .14         .20         .43         .19         .23         .13         .11
   Distributions from net
      realized gains                     --         .76         .38         .38        1.21        1.00         .82         .33
                                   --------    --------    --------    --------    --------    --------    --------    --------

Net asset value, end of year       $   8.72    $   7.65    $   7.29    $  10.22    $   7.10    $   9.37    $   7.74    $   7.06
                                   ========    ========    ========    ========    ========    ========    ========    ========

Total return                          17.80%      19.10%     (24.01)%     61.27%      (9.87)%     38.04%      24.08%      15.17%

Ratios/supplemental data
   Net assets, end of
      period (000's)                 11,714      10,957       9,788      12,869       7,669       8,277       5,777       4,538

   Ratio of expenses to average
      net assets                        1.6         1.7         1.6         1.6         1.7         1.5         1.6         1.5
   Ratio of net investment
      income to
      average net assets                1.6         3.1         1.9         2.4         5.6         2.7         3.2         2.3

   Portfolio turnover rate               54%         53%         96%         59%         34%         60%        131%         97%

                                     1978        1977        1976        1975
                                     ----        ----        ----        ----
Net asset value,
   beginning of year               $   5.68    $   5.30    $   3.81    $   2.74

Income (loss) from
   investment operations
      Net investment
         income (loss)                  .08         .04         .03         .07
      Net realized and
         unrealized gains
         (losses)on investments         .78         .38        1.53        1.04
                                   --------    --------    --------    --------

      Total from investment             .86         .42        1.56        1.11
         operations
Less distributions
   Dividends from net
      investment income                 .04         .04         .07         .04
   Distributions from net
      realized gains                     --          --          --          --
                                   --------    --------    --------    --------

Net asset value, end of year       $   6.50    $   5.68    $   5.30    $   3.81
                                   ========    ========    ========    ========

Total return                          15.31%       8.05%      42.06%      41.46%

Ratios/supplemental data
   Net assets, end of
      period (000's)                  3,886       3,649       3,785       2,892

   Ratio of expenses to average
      net assets                        1.5         1.5         1.5         1.5
   Ratio of net investment
      income to
      average net assets                1.6         1.9          .8         2.7

   Portfolio turnover rate              151%        113%        113%        210%

(a) For a share outstanding throughout the year. Per share data has been rounded to nearest cent and adjusted to give effect to a 2-for-1 stock split, effective October 16, 1978, by means of a stock distribution.

(b)  The  Fund  had  no  senior   securities  or  outstanding  debt  during  the
     twenty-eight-year period ended June 30, 2002.

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Directors
Armstrong Associates, Inc.

We have audited the accompanying statement of assets and liabilities of Armstrong Associates, Inc., including the schedule of portfolio of investments in securities as of June 30, 2002, the statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended June 30, 2002, and the selected per share data and ratios for each of the 11 years in the period ended June 30, 2002. These financial statements and per share data and ratios are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audits. The selected per share data and ratios for each of the seventeen years in the period ended June 30, 1991, were audited by other independent certified public accountants whose report thereon dated July 19, 1991, expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of Armstrong Associates, Inc. as of June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2002, and the selected per share data and ratios for each of the 11 years in the period ended June 30, 2002, in conformity with accounting principles generally accepted in the United States of America.


GRANT THORNTON LLP

Dallas, Texas
July 18, 2002

                            PART C: OTHER INFORMATION

     (a)       Restated  Articles of Incorporation of the Fund filed October 28,
               1983
               [Exhibit (a), Form N-1A Post-Effective Amendment No. 45]

     (b)(1) Bylaws of the Fund as amended through August 27, 1987 [Exhibit (b)(1), Form N-1A Post-Effective Amendment No. 45]

     (b)(2) Amendment to Bylaws of the Fund, effective August 25, 1993 [Exhibit (b)(2), Form N-1A Post-Effective Amendment No. 45]

     (c)       See Exhibit (a)

     (d) Investment Advisory Agreement dated October 30, 1981 between the Fund and Portfolios, Inc.
               [Exhibit (d), Form N-1A Post-Effective Amendment No. 45]

     (e)       None

     (f)       None

     (g) Custody Agreement dated September 9, 1994 between the Fund and The Bank of California, N.A.
               [Exhibit g, Form N-1A, Post-Effective Amendment No. 45]

     (h)(1) Amended and Restated Transfer Agent Agreement dated May 17, 1995 [Exhibit (h)(1), Form N-1A Post Effective Amendment No. 45]

     (h)(2) Administrative Services Agreement dated October 24, 1985 between the Fund and Portfolios, Inc.
               [Exhibit (h)(2), Form N-1A Post-Effective Amendment No. 45]

     (i) Opinion of Jackson & Walker, L.L.P. as to legality of securities being registered and related consent
               [Exhibit (j), Form N-1A Post-Effective Amendment No. 46]

     (j)       Consent of Grant Thornton L.L.P
               [Filed Herewith]

     (k)       Financial Data Schedule
               [Filed Herewith]

     (l)       None

     (m)       None

     (n)       None

Item 23. Persons Controlled by or Under Common Control with Registrant
         -------------------------------------------------------------

     None

Item 24. Indemnification
         ---------------

          Article 2.02-1 of the Texas Business Corporation Act and Article XI of the Bylaws of the Fund provide for the indemnification of directors and officers of the Fund against certain liabilities.

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions, or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 25. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

          In addition to serving as investment adviser to the Fund, Portfolios, Inc. serves as investment adviser to a number of other persons, none of whom is believed to be an investment company.

                            Positions and Offices   Positions and Offices
              Name          with Portfolios, Inc.       with the Fund
              ----          ---------------------   ---------------------

       C. K. Lawson(a)      President, Treasurer    President, Treasurer
                            and Director            and Director

       Candace L. King(b)   Secretary               Vice President
                                                    and Secretary

          (a) Mr. Lawson is President, Treasurer and a director of Lawson Investments, Inc. ("LII"), a corporation which owns all of the outstanding stock of Portfolios, Inc. and the principal business address of which is 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas 75201.

          (b)  Ms. King is Vice President and Secretary of L.I.

Item 26. Principal Underwriters
         ----------------------

          Not Applicable.

Item 27. Location of Accounts and Records
         --------------------------------

          Physical possession of all accounts, books and other documents required to be maintained by the Fund and the Adviser pursuant to ss.31 of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Fund and the Adviser at 750 North St. Paul, LB 13, Suite 1300, Dallas, Texas, except that certain records are maintained at the offices of the Fund's custodian, The Union Bank of California, N.A., 475 Sansome Street, 15th Floor, San Francisco, California 94111.

Item 28. Management Services
         -------------------

          Not applicable.

Item 29. Undertakings
         ------------

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on October 25, 2001.

                                        ARMSTRONG ASSOCIATES, INC.


                                        By: /s/ Candace L. King
                                            -------------------------------
                                            Candace L. King, Vice President

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Registration Statement has been signed below by the following persons in the capacities indicated below on October 27, 2000.

         Signature                                      Title

                                         President, Treasurer and Director
        C.K. LAWSON*                     (Principal Executive Officer and
                                         Principal Financial and Accounting
                                         Officer)

     EUGENE P. FRENKEL*                  Director



                                         Director
     DOUGLAS W. MACLAY*


 R.H. STEWART MITCHELL, JR.*             Director


     CRUGER S. RAGLAND*                  Director


      ANN REED DITTMAR*                  Director


*By:   /s/Candace L. King
      --------------------------------
      Candace L. King
      Attorney-in-Fact under Power of
      Attorney filed as Exhibit 15